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         Agreement dated as of December 20, 1996, by and among Transmedia
Network, Inc., TMNI International Incorporated (Transmedia Network, Inc. and TMNI International Incorporated are collectively referred to herein as "Network"), and Transmedia Europe, Inc. ("TMNE").

         WHEREAS Network and TMNE are parties to a Master License Agreement dated December 14, 1992 as amended (the "TMNE License");

         WHEREAS TMNE has entered into a first amendment to Sublicense Agreement (the "Amendment") dated January 13, 1997 with International Advance Inc. and Transmedia La Carte Restaurant, S.A. ("Transmedia La Carte Restaurant") in the form annexed hereto as Exhibit 1 (the "Amended Sublicense Agreement").

         WHEREAS the parties wish to enter into certain agreements set forth herein which either directly or by operation of such agreements modify the terms of the TMNE License .

         NOW, THEREFORE the parties, intending to be legally bound, agree as follows:

         1. Definitions. Except as otherwise specifically defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the TMNE License.

         2. Approval of Amended Sublicense Agreement. Network hereby approves the terms of the Amended Sublicense Agreement. Network further confirms that in lieu of the initial payments provided for in Section 14.3 of the TMNE License with respect to the granting of sublicenses in additional areas, the following initial payments shall be payable for the areas described in the Amended Sublicense Agreement on the payment schedule set forth below :

         (i)      Belgium and Luxemburg in the aggregate.............  $250,000
         (ii)     Italy..............................................  $250,000
         (iii)    Spain..............................................  $250,000
         (iv)     Switzerland (with the exception of the German
                  speaking portion)..................................  $ 50,000

Payment of each amount set forth above shall be made by TMNE to Network in U.S. dollars by wire transfer to an account designated by Network upon the opening of the Business in each such area. Notwithstanding the foregoing, in the event that TMNE acquires the business of Countdown, plc Holding Corp. ("Countdown"), TMNE shall cause the payment of $750,000 to be made to Network promptly following the closing of the Countdown acquisition (such amount to be in addition to amounts payable pursuant to a separate existing Agreement with respect to the Countdown acquisition) if none of the above initial payments has been paid. Such payment shall be in full satisfaction of all of the above initial payment obligations. In the event that some of said initial payments have been paid prior to the closing of the Countdown acquisition, TMNE shall cause the remaining unpaid payment set forth above to be paid to Network promptly following the closing of the Countdown acquisition. For purposes hereof, the acquisition of Countdown by any affiliate of TMNE as contemplated in the Agreement dated December 6, 1996, by and among Network, TMNE and Transmedia Asia Pacific, Inc. shall be deemed an acquisition by TMNE.


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         3. Conflicts: Reaffirmation of License. In the event of any explicit conflict between the terms and provisions of the TMNE License and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern. Except as modified and amended hereby, the TMNE License shall remain in full force and effect in accordance with its terms.


         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed, sealed and delivered this Agreement the day and year first above written.

                                        TRANSMEDIA NETWORK INC.


ATTEST:                                 By:   __________________________________

_______________________________         Title:  ________________________________


                                        TMNI INTERNATIONAL INCORPORATED.


ATTEST:                                 By:  ___________________________________

_______________________________         Title:  ________________________________


                                        TRANSMEDIA EUROPE, INC.


ATTEST:                                 By:  ___________________________________

_______________________________         Title:  ________________________________